Exhibit 99.1
Contact Information
NII Holdings, Inc.
1875 Explorer Street, Suite 1000
Reston, VA. 20190
(703) 390-5100
www.nii.com
Investor Relations: Tim Perrott
(703) 390-5113
tim.perrott@nii.com
Media Relations: Claudia E. Restrepo
(786) 251-7020
claudia.restrepo@nii.com
NII HOLDINGS ANNOUNCES STRONG RESULTS FOR
FIRST QUARTER 2011
Company achieves record level of Operating Income Before
Depreciation and Amortization
•	Net subscriber additions of 403,000

•	Consolidated operating revenues of $1.62 billion

•	Consolidated operating income before depreciation and amortization (OIBDA) of $431 million

•	Consolidated operating income of $275 million and consolidated net income of $97 million, or $0.57 per basic share
RESTON, Va. — April 28, 2011 — NII Holdings, Inc. [NASDAQ: NIHD] today announced its consolidated financial results for the first quarter of 2011. During the quarter, the company added 403,000 net subscribers to its network, bringing its ending subscriber base to more than 9.4 million, a 21 percent increase in the ending subscriber base compared with the subscriber base on March 31, 2010. Financial results for the quarter included consolidated operating revenues of $1.62 billion — a 26 percent increase compared with the first quarter of 2010, and consolidated OIBDA of $431 million for the quarter, a 26 percent increase compared with the same period last year. For the first quarter of 2011, the company generated consolidated operating income of $275 million and consolidated net income of $97 million, or $0.57 per basic share.
The company continued to invest in the expansion of the coverage and capacity of its networks reporting consolidated first quarter 2011 capital expenditures of $218 million, of which $135 million was invested in Brazil and Mexico.
“We are excited about the way we started the year, delivering record levels of OIBDA and strong subscriber growth during the first quarter,” said Steve Dussek, NII Holdings’ chief executive officer. “We continue to drive profitable growth in our business as we target customers who value our key differentiators including our prestigious brand, world class customer service and growing Push-to-Talk (PTT) community. Our strong growth in both subscribers and cash flow results reflect our success in attracting and retaining high-value customers and driving operational efficiencies. The addition of our 3G platform in Peru and our planned 3G network deployments in Brazil, Mexico and Chile will enable us to provide more products and services designed to meet the needs of an expanded group of potential customers and help to ensure we are positioned to drive sustained levels of profitable growth in the future,” he added.

NII Holdings’ consolidated average monthly service revenue per subscriber (ARPU) was $49 for the first quarter of 2011, up $2 when compared with the same period last year, driven by improving local currency exchange rates. The company also reported churn of 1.61 percent for the first quarter, a slight improvement over the level reported for the same period last year. Consolidated cost per gross add (CPGA) was $286 for the first quarter of 2011, up $8 compared with the first quarter of 2010.
The company ended the quarter with approximately $3.6 billion in total long-term debt and $3.0 billion in consolidated cash and investments, resulting in net debt at the end of the quarter of approximately $605 million.
“The strong value proposition of our service offering and our focus on attracting and retaining profitable customers has enabled us to drive impressive financial and operational results for the quarter, as we generated a 21 percent increase in our ending subscriber base, a 26 percent increase in revenues and a 26 percent increase in OIBDA over the first quarter of last year,” said Gokul Hemmady, NII’s executive vice president and chief financial officer. “We believe that we are well-positioned to capitalize on the significant opportunity for growth that is available to us in our markets, but will continue to be disciplined in our operational focus as well as our capital allocation to ensure that we are generating significant returns on our current platform as well as our investment in future platforms.”
In addition to the preliminary results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release, NII has presented consolidated OIBDA, ARPU, CPGA and Net Debt. These measures are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial table. To view these and other reconciliations of non-GAAP financial measures that the company uses and information about how to access the conference call discussing NII’s first quarter 2011 results, visit the investor relations link at www.nii.com
About NII Holdings, Inc.
NII Holdings, Inc., a publicly held company based in Reston, Va., is a leading provider of mobile communications for business customers in Latin America. NII Holdings, Inc. has operations in Mexico, Brazil, Argentina, Peru and Chile offering a fully integrated wireless communications tool with digital cellular voice services, data services, wireless Internet access and Nextel Direct Connect® and International Direct ConnectSM, a digital two-way radio feature. NII Holdings, Inc., a Fortune 500 company, trades on the NASDAQ market under the symbol NIHD and is a member of the NASDAQ -100 Index. Visit the company’s website at www.nii.com.
Nextel, the Nextel logo and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.
Safe Harbor Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. This news release includes “forward-looking statements” within the meaning of the securities laws. The statements in this news release regarding the business outlook, future performance and forward-looking guidance, as well as other statements that are not historical facts, are forward-looking statements. The words “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “providing guidance” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, network usage, customer growth and retention, pricing, operating costs, the timing of various events, the economic and regulatory environment and the foreign exchange rates that will prevail during 2011. Future performance cannot be assured and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include the risks and uncertainties relating to the impact of more intense competitive conditions and changes in economic conditions in the markets we serve; the impact on our financial results, and potential reductions in the recorded value of our assets, that may result from fluctuations in foreign currency exchange rates and, in particular, fluctuations in the relative values of the currencies of the countries in which we operate compared to the U.S. dollar; the risk that our network technologies will not perform properly or support the services our customers want or need, including the risk that technology developments to support our services will not be timely delivered; the risk that customers in the markets we serve will not find our services attractive; unexpected results of litigation; and the additional risks and uncertainties that are described from in NII Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(in millions, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
Operating revenues
Service and other revenues	$1,546.3	$1,217.7
Digital handset and accessory revenues	76.5	65.4

	1,622.8	1,283.1

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	444.9	349.5
Cost of digital handset and accessory sales	211.5	172.8
Selling, general and administrative	535.5	419.4
Depreciation	146.8	120.7
Amortization	9.1	8.0

	1,347.8	1,070.4

Operating income	275.0	212.7

Other income (expense)
Interest expense, net	(81.1)	(85.7)
Interest income	6.2	5.6
Foreign currency transaction gains (losses), net	8.5	(25.1)
Other expense, net	(4.4)	(4.4)

	(70.8)	(109.6)

Income before income tax provision	204.2	103.1
Income tax provision	(107.4)	(54.6)

Net income	$96.8	$48.5

Net income per common share, basic	$0.57	$0.29

Net income per common share, diluted	$0.56	$0.28

Weighted average number of common shares outstanding, basic.	169.7	166.8

Weighted average number of common shares outstanding, diluted	172.5	170.5

CONSOLIDATED BALANCE SHEET DATA
(in millions)

	March 31,	December 31,
	2011	2010
	(unaudited)
Cash and cash equivalents	$2,428.3	$1,767.5
Short-term investments	355.7	537.5
Accounts receivable, less allowance for doubtful accounts of $56.2 and $41.3	849.9	788.0
Property, plant and equipment, net	3,092.5	2,960.0
Intangible assets, net	449.4	433.2
Total assets	9,067.2	8,190.7
Long-term debt, including current portion	4,068.5	3,265.4
Total liabilities	5,560.3	4,871.1
Stockholders’ equity	3,506.9	3,319.6

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(UNAUDITED)
NII Holdings, Inc.
(subscribers in thousands)

	Three Months Ended
	March 31,
	2011	2010
Total digital subscribers (as of March 31)	9,430.0	7,763.3
Net subscriber additions	402.5	377.1
Churn (%)	1.61%	1.69%

Average monthly revenue per handset/unit in service (ARPU) (1)	$49	$47

Cost per gross add (CPGA) (1)	$286	$278
Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended
	March 31,
	2011	2010
Operating revenues
Service and other revenues	$778.3	$538.0
Digital handset and accessory revenues	35.0	25.8

	813.3	563.8

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	240.6	190.5
Cost of digital handset and accessory sales	64.6	37.9
Selling, general and administrative	225.1	158.7

Segment earnings	283.0	176.7
Management fee and other	7.4	8.3
Depreciation and amortization	74.4	56.4

Operating income	$201.2	$112.0

Total digital subscribers (as of March 31)	3,508.9	2,663.3
Net subscriber additions	189.8	180.7
Churn (%)	1.43%	1.28%

ARPU (1)	$66	$60

CPGA (1)	$251	$231

Nextel Mexico
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended
	March 31,
	2011	2010
Operating revenues
Service and other revenues	$545.6	$487.9
Digital handset and accessory revenues	21.4	21.5

	567.0	509.4

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	126.8	86.4
Cost of digital handset and accessory sales	107.1	100.8
Selling, general and administrative	152.8	137.8

Segment earnings	180.3	184.4
Management fee and other	29.0	23.4
Depreciation and amortization	49.3	46.8

Operating income	$102.0	$114.2

Total digital subscribers (as of March 31)	3,444.6	3,091.6
Net subscriber additions	83.3	104.2
Churn (%)	1.65%	1.92%

ARPU (1)	$47	$47

CPGA (1)	$428	$378
Nextel Argentina
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended
	March 31,
	2011	2010
Operating revenues
Service and other revenues	$138.6	$121.9
Digital handset and accessory revenues	12.1	10.9

	150.7	132.8

Operating expenses
Cost of service (exclusive of depreciation and amortization included below	44.9	44.3
Cost of digital handset and accessory sales	19.4	18.5
Selling, general and administrative	42.5	33.4

Segment earnings	43.9	36.6
Management fee and other	3.6	3.8
Depreciation and amortization	10.3	9.7

Operating income	$30.0	$23.1

Total digital subscribers (as of March 31)	1,183.1	1,054.2
Net subscriber additions	29.2	24.1
Churn (%)	1.58%	1.75%

ARPU (1)	$34	$33

CPGA (1)	$202	$200

Nextel Peru
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended
	March 31,
	2011	2010
Operating revenues
Service and other revenues	$77.7	$65.6
Digital handset and accessory revenues	7.9	7.3

	85.6	72.9

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	26.0	25.7
Cost of digital handset and accessory sales	19.2	14.9
Selling, general and administrative	33.2	28.1

Segment earnings	7.2	4.2
Management fee and other	5.1	4.1
Depreciation and amortization	15.1	12.0

Operating loss	$(13.0)	$(11.9)

Total digital subscribers (as of March 31)	1,225.3	905.5
Net subscriber additions	97.2	63.2
Churn (%)	1.99%	2.04%

ARPU (1)	$20	$23

CPGA (1)	$147	$163

(1)	For information regarding ARPU and CPGA, see “Non-GAAP Reconciliations for the Three Months Ended March 31, 2011 and 2010” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(UNAUDITED)
Consolidated Operating Income Before Depreciation and Amortization
Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated OIBDA is not a measurement under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that consolidated OIBDA provides useful information to investors because it is an indicator of operating performance, especially in a capital intensive industry such as ours, since it excludes items that are not directly attributable to ongoing business operations. Our consolidated OIBDA calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the wireless telecommunications industry. Consolidated OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):
NII Holdings, Inc.

	Three Months Ended
	March 31,
	2011	2010
Consolidated operating income	$275.0	$212.7
Consolidated depreciation	146.8	120.7
Consolidated amortization	9.1	8.0

Consolidated operating income before depreciation and amortization	$430.9	$341.4

Average Monthly Revenue Per Handset/Unit in Service (ARPU)
Average monthly revenue per handset/unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of handsets in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, handset maintenance, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):
NII Holdings, Inc.

	Three Months Ended
	March 31,
	2011	2010
Consolidated service and other revenues	$1,546.3	$1,217.7
Less: consolidated analog and other revenues	(188.4)	(153.2)

Total consolidated subscriber revenues	$1,357.9	$1,064.5

ARPU calculated with subscriber revenues	$49	$47

ARPU calculated with service and other revenues	$56	$54

Nextel Brazil

	Three Months Ended
	March 31,
	2011	2010
Service and other revenues	$778.3	$538.0
Less: analog and other revenues	(97.3)	(73.0)

Total subscriber revenues	$681.0	$465.0

ARPU calculated with subscriber revenues	$66	$60

ARPU calculated with service and other revenues	$76	$70

Nextel Mexico

	Three Months Ended
	March 31,
	2011	2010
Service and other revenues	$545.6	$487.9
Less: analog and other revenues	(64.6)	(56.6)

Total subscriber revenues	$481.0	$431.3

ARPU calculated with subscriber revenues	$47	$47

ARPU calculated with service and other revenues	$53	$54

Nextel Argentina

	Three Months Ended
	March 31,
	2011	2010
Service and other revenues	$138.6	$121.9
Less: other revenues	(19.7)	(17.8)

Total subscriber revenues	$118.9	$104.1

ARPU calculated with subscriber revenues	$34	$33

ARPU calculated with service and other revenues	$40	$39

Nextel Peru

	Three Months Ended
	March 31,
	2011	2010
Service and other revenues	$77.7	$65.6
Less: other revenues	(6.2)	(5.0)

Total subscriber revenues	$71.5	$60.6

ARPU calculated with subscriber revenues	$20	$23

ARPU calculated with service and other revenues	$22	$25

Cost per Gross Add (CPGA)
Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):
NII Holdings, Inc.

	Three Months Ended
	March 31,
	2011	2010
Consolidated digital handset and accessory revenues	$76.5	$65.4
Less: consolidated uninsured replacement revenues	(5.9)	(4.0)

Consolidated digital handset and accessory revenues, net	70.6	61.4
Less: consolidated cost of handset and accessory sales	211.3	172.8

Consolidated handset subsidy costs	140.7	111.4
Consolidated selling and marketing	166.3	150.4

Costs per statement of operations	307.0	261.8
Less: consolidated costs unrelated to initial customer acquisition	(64.9)	(50.4)

Customer acquisition costs	$242.1	$211.4

Cost per Gross Add	$286	$278

Nextel Brazil

	Three Months Ended
	March 31,
	2011	2010
Digital handset and accessory revenues	$35.0	$25.8
Less: uninsured replacement revenues	(2.9)	(2.1)

Digital handset and accessory revenues, net	32.1	23.7
Less: cost of handset and accessory sales	64.6	37.9

Handset subsidy costs	32.5	14.2
Selling and marketing	63.7	55.4

Costs per statement of operations	96.2	69.6
Less: costs unrelated to initial customer acquisition	(11.7)	(5.2)

Customer acquisition costs	$84.5	$64.4

Cost per Gross Add	$251	$231

Nextel Mexico

	Three Months Ended
	March 31,
	2011	2010
Digital handset and accessory revenues	$21.4	$21.5
Less: uninsured replacement revenues	(2.9)	(2.0)

Digital handset and accessory revenues, net	18.5	19.5
Less: cost of handset and accessory sales	107.1	100.8

Handset subsidy costs	88.6	81.3
Selling and marketing	68.4	66.0

Costs per statement of operations	157.0	147.3
Less: costs unrelated to initial customer acquisition	(49.4)	(41.9)

Customer acquisition costs	$107.6	$105.4

Cost per Gross Add	$428	$378

Nextel Argentina

	Three Months Ended
	March 31,
	2011	2010
Digital handset and accessory revenues, net	$12.1	$10.9
Less: cost of handset and accessory sales	19.4	18.5

Handset subsidy costs	7.3	7.6
Selling and marketing	11.7	10.7

Costs per statement of operations	19.0	18.3
Less: costs unrelated to initial customer acquisition	(1.9)	(2.5)

Customer acquisition costs	$17.1	$15.8

Cost per Gross Add	$202	$200

Nextel Peru

	Three Months Ended
	March 31,
	2011	2010
Digital handset and accessory revenues, net	$7.9	$7.3
Less: cost of handset and accessory sales	19.0	14.9

Handset subsidy costs	11.1	7.6
Selling and marketing	15.2	12.6

Costs per statement of operations	26.3	20.2
Less: costs unrelated to initial customer acquisition	(1.7)	(0.9)

Customer acquisition costs	$24.6	$19.3

Cost per Gross Add	$147	$163

Net Debt
Net debt represents total long-term debt less cash, cash equivalents, short-term and long-term investments. Net debt to consolidated operating income before depreciation and amortization represents net debt divided by consolidated operating income before depreciation and amortization. Prior to 2008, we calculated net debt as total long-term debt less cash and cash equivalents. In the second quarter of 2010, we extended the permissible investment maturity dates for cash investments, which resulted in the classification of some of our cash investments as long-term investments. As a result, we now include the cash in long-term investments to the items subtracted from long-term debt to calculate net debt. Net debt is not a measurement under accounting principles generally accepted in the United States, may not be similar to net debt measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our balance sheets. We believe that net debt and net debt to consolidated operating income before depreciation and amortization provide useful information concerning our liquidity and leverage. Net debt as of March 31, 2011 can be calculated as follows (in millions):
NII Holdings, Inc.

Total long-term debt	$3,576.5
Add: reduction to long-term debt pursuant to FSP APB 14-1	47.1
Add: debt discounts	19.9
Less: cash and cash equivalents	(2,428.3)
Less: short-term investments	(355.7)
Less: long-term investments	(254.5)

Net debt	$605.0